                         INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statements No. 33-20026, 33-20031, 33-42410, 33-42419, 33-44025 and 33-45778 of Jan Bell
Marketing, Inc. on Forms S-8 of our report dated March 25, 1997, appearing in this Annual Report on Form 10-K of Jan Bell Marketing, Inc. for the fifty-two weeks ended February 1, 1997.




/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Certified Public Accountants
Fort Lauderdale, Florida
May 1, 1997